UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (or Date of Earliest Event Reported): May 16, 2023

SilverBow Resources, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-8754	20-3940661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
920 Memorial City Way, Suite 850
Houston, Texas 77024
(Address of principal executive offices)

(281) 874-2700
(Registrant’s telephone number)

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SBOW	New York Stock Exchange
Preferred Stock Purchase Rights	None	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders
SilverBow Resources, Inc.’s (“SilverBow” or the “Company”) annual meeting of shareholders was held on May 16, 2023. At the record date, 22,602,018 shares of common stock were outstanding and entitled to one vote per share upon all matters submitted at the meeting. At the annual meeting, Michael Duginski, Jennifer M. Grigsby and Christoph O. Majeske were elected to serve as Class I directors of SilverBow for three-year terms to expire at the 2026 annual meeting of shareholders, and Kathleen McAllister was elected to serve as a Class II director of SilverBow for a one-year term to expire at the 2024 annual meeting of stockholders. These directors were elected by the following votes:

Nominees for Class I Director	For	Withheld	Broker Non-Vote
Michael Duginski	9,672,652	6,618,449	3,880,127
Jennifer M. Grigsby	12,444,476	3,846,625	3,880,127
Christoph O. Majeske	11,670,089	4,621,012	3,880,127
Nominees for Class II Director	For	Withheld	Broker Non-Vote
Kathleen McAllister	12,442,294	3,848,807	3,880,127

The following proposals were also approved at the annual meeting:

Proposal	For	Against	Abstain	Broker Non-Vote
The approval, on a nonbinding, advisory basis, of the compensation of SilverBow’s named executive officers as presented in the proxy statement.	12,371,833	3,854,631	64,637	3,880,127
The ratification of the selection of BDO USA, LLP as SilverBow’s independent auditor for the fiscal year ending December 31, 2023.	19,093,587	169,103	908,538	0

Proposal	1 Year	2 Years	3 Years	Abstain
The approval, on a nonbinding, advisory basis, of frequency of future advisory votes to approve the compensation of SilverBow's named executive officers on an annual basis.	16,100,860	20,052	148,110	22,079

Item 9.01.    Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (formatted as Inline XBRL)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2023

SilverBow Resources, Inc.
By:	/s/ Christopher M. Abundis
Christopher M. Abundis Executive Vice President, Chief Financial Officer and General Counsel

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